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                                                                    Exhibit 32.1


                            Certification Pursuant to
                             18 U.S.C. Section 1350,
                             As Adopted Pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002


I, Gordon D. Harnett, President, Chairman of the Board and Chief Executive Officer of Brush Engineered Materials Inc. (the "Company"), do hereby certify in accordance with 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge,

1. The Quarterly Report on Form 10-Q of the Company for the period ending April 2, 2004 (the "Periodic Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)), and

2. The information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated: May 3, 2004


                                                /s/ Gordon D. Harnett
                                                --------------------------------
                                                Gordon D. Harnett
                                                President, Chairman of the Board
                                                     and Chief Executive Officer